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                                                                 Exhibit 99.1

                       Form 4 Joint Filer Information

Name:                                Consonance Capital Management LP

Address:                             1370 Avenue of the Americas
                                     Suite 3301
                                     New York, NY 10019

Date of Event Requiring Statement:   12/14/2022

Name:                                Consonance Capman GP, LLC

Address:                             1370 Avenue of the Americas
                                     Suite 3301
                                     New York, NY 10019

Date of Event Requiring Statement:   12/14/2022

Name:                                Consonance Life Sciences, LLC

Address:                             1370 Avenue of the Americas
                                     Suite 3301
                                     New York, NY 10019

Date of Event Requiring Statement:   12/14/2022

Name:                                Benny Soffer

Address:                             1370 Avenue of the Americas
                                     Suite 3301
                                     New York, NY 10019

Date of Event Requiring Statement:   12/14/2022

Name:                                Kevin Livingston

Address:                             1370 Avenue of the Americas
                                     Suite 3301
                                     New York, NY 10019

Date of Event Requiring Statement:   12/14/2022